Financial Guaranty Insurance Policy

Insured Obligations: $149,527,000 in aggregate principal amount of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-16N, Class 1-A2	Policy No.: D-2007-175 Effective Date: August 31, 2007
Assured Guaranty Corp., a Maryland-domiciled insurance company (“Assured Guaranty”), in consideration of the payment of the premium and on the terms and subject to the conditions of this Policy (which includes the endorsement hereto), hereby unconditionally and irrevocably agrees to pay to the Trustee, for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment during the Term of the Policy but shall be unpaid by reason of Nonpayment.

Assured Guaranty will make payment of any amount required to be paid under this Policy following receipt of notice as described in the endorsement attached hereto. Such payments of principal and interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Assured Guaranty, transferring to Assured Guaranty all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligations, to the extent of such payments of principal and interest. Payment by Assured Guaranty to the Trustee for the benefit of the Holders shall discharge the obligations of Assured Guaranty under this Policy to the extent of such payment.

In the event that the Trustee for the Insured Obligations has notice that any payment of principal of or interest in an Insured Obligation which has become Due for Payment and which has been made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and has been recovered from such Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Assured Guaranty to the extent of such recovery if sufficient funds are not otherwise available (in accordance with the endorsement attached hereto).

This Policy is non-cancelable for any reason. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment premium or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Assured Guaranty, nor against any risk other than Nonpayment, including the failure of the Trustee to remit amounts received to the Holders of Insured Obligations and any shortfalls attributable to withholding or other taxes, including interest and penalties in respect of such liability.

To the fullest extent permitted by applicable law, Assured Guaranty hereby waives, in each case for the benefit of the Holders only, all rights and defenses of any kind (including, without limitation, the defense of fraud in the inducement or in fact or any other circumstance that would have the effect of discharging a surety, guarantor or any other Person in law or in equity) that may be available to Assured Guaranty to deny or avoid payment of its obligations under this Policy in accordance with the express provisions hereof. Nothing in this paragraph will be construed (i) to waive, limit or otherwise impair, and Assured Guaranty expressly reserves, Assured Guaranty’s rights and remedies, including, without limitation: its right to assert any claim or to pursue recoveries (based on contractual rights, securities law violations, fraud or other causes of action) against any Person or entity, in each case, whether directly or acquired as a subrogee, assignee or otherwise, subsequent to making any payment to the Beneficiary in accordance with the express provisions hereof, and/or (ii) to require payment by Assured Guaranty of any amounts that have been previously paid or that are not otherwise due in accordance with the express provisions of this Policy. Assured Guaranty does not waive its rights to seek payment of all amounts to which it is entitled pursuant to the Operative Documents.

This Policy (which includes each endorsement hereto) sets forth in full the undertaking of Assured Guaranty with respect to the subject matter hereof, and may not be modified, altered or affected by any other agreement or instrument, including, without limitation, any modification thereto or amendment thereof.

This Policy shall be governed by, and shall be construed in accordance with, the laws of the State of New York.

THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

IN WITNESS WHEREOF, Assured Guaranty has caused this Policy to be affixed with its corporate seal, to be signed by its duly authorized officer and to become effective and binding upon Assured Guaranty by virtue of such signature.

ASSURED GUARANTY CORP.
[SEAL]
By: ________________________________
Name:  Theodore Bouloukos
Title:    Director

Signature attested to by:

_____________________________________
Counsel
Form FG004 01 07
Policy No.: D-2007-175

Endorsement No. 1 to Financial Guaranty Insurance Policy

Attached to and forming a part of Financial Guaranty Insurance Policy No.: D-2007-175 Issued To: U.S. Bank National Association, as Trustee	Effective Date: August 31, 2007

This endorsement forms a part of the Certificate Policy referenced above. To the extent the provisions of this endorsement conflict with the provisions of the above-referenced Certificate Policy, the provisions of this endorsement shall govern.

SECTION 1. Definitions

(i) All references to the “Policy” on the first page of the Certificate Policy shall mean and refer to the “Certificate Policy.”

(ii) For purposes of the Certificate Policy, the following terms shall have the following meanings:

“Beneficiary” means the Trustee, on behalf of, and for the benefit of, the Holders of the Insured Obligations.

“Business Day” means any day other than (i) a Saturday or Sunday, (ii) any other day on which the New York Stock Exchange or the Federal Reserve is closed or on which banking institutions in the City of New York, the State of Massachusetts, Minnesota or Colorado or the city in which the Corporate Trust Office of the Trustee is located are authorized or required by law, executive order or governmental decree to be closed, or (iii) a day on which the Certificate Insurer is closed according to its internal holiday policy.

“Certificate Insurer” means Assured Guaranty Corp., a Maryland-domiciled insurance company, and any successor thereto, as issuer of the Certificate Policy.

“Certificate Policy” means Financial Guaranty Insurance Policy No. D-2007-175, together with each and every endorsement thereto.

“Deficiency Amount” means, with respect to the Insured Obligations, an amount, if any, equal to the sum of:

(1) with respect to any Distribution Date, the excess, if any, of (a) the aggregate amount of the Current Interest on the Insured Obligations for that Distribution Date over (b) the aggregate amount available to be distributed to the Holders of the Insured Obligations for that Distribution Date (subject to the limitations set forth herein); and

(2) with respect to any Distribution Date, the amount of any Applied Loss Amounts allocable to the Class 1-A2 Certificates; and

(3)  on the Final Distribution Date, the amount needed to pay the outstanding Class Principal Amount of the Insured Obligations (after giving effect to the payment of all amounts available to be paid on the Insured Obligations on that Distribution Date from all sources other than the Certificate Policy);

provided, however, that “Deficiency Amount” shall not include any amounts available to be paid to the Holders of the Insured Obligations which are not paid to the Holders of the Insured Obligations solely as a result of failure by the Trustee to pay such amount when due and payable, including, without limitation, any such additional amounts as may be attributable to penalties or default interest rates, amounts in respect of indemnification, or any other additional amounts payable by reason of such a default. In addition, “Deficiency Amount” does not include Basis Risk Shortfalls or any shortfalls resulting from Negative Amortization other than with respect to item (3) in this definition of Deficiency Amount, nor does it include Prepayment Interest Shortfalls, shortfalls resulting from application of the Relief Act, or any shortfall attributable to any taxes, withholding or other charges imposed by any governmental authority (including interest and penalties in respect of such liabilities).

“Due for Payment” means (i) with respect to current interest shortfalls or Applied Loss Amounts pursuant to clauses (1) or (2) of the definition of “Deficiency Amount”, the Distribution Date on which such amounts are due and payable pursuant to the terms of the Trust Agreement (without giving effect to any acceleration thereof), (ii) with respect to the unpaid principal balance of the Insured Obligations as of the Final Distribution Date pursuant to clause (3) of the definition of “Deficiency Amount”, the Final Distribution Date, and (iii) with respect to a Preference Amount, the later of the on which such Preference Amount is due to be paid pursuant to an applicable Order or the fourth Business Day following Receipt by the Certificate Insurer from the Beneficiary of the documentation described in the fifth paragraph of Section 2.

Policy No.: D-2007-175

“Final Distribution Date” means the Distribution Date occurring in September 2047.

“Fiscal Agent” shall have the meaning assigned thereto in Section 4.

“Holder” means the registered owner of any Insured Obligation, but shall not include the Depositor, the Sponsor, the Seller, the Master Servicer, any Servicer, the Issuing Entity, the Trustee, any subservicer retained by a Servicer, or any of their respective affiliates, who, on the applicable Distribution Date, is entitled under the terms of such Insured Obligation to a distribution on such Insured Obligation.

“Insolvency Proceeding” means, with respect to any Person, the commencement after the date hereof of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against such Person, or the commencement, after the date hereof, of any proceedings by or against such Person for the winding up or the liquidation of its affairs, or the consent by any Person, after the date hereof, to the appointment of a trustee, conservator, administrator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to such Person under Federal or state law or the applicable law of any other jurisdiction.

“Insurance Agreement” means the Insurance and Indemnity Agreement, dated as of August 31, 2007, among the Certificate Insurer, the Sponsor, the Seller, the Master Servicer, the Depositor and the Trustee, as such agreement may be amended, modified or supplemented from time to time pursuant to the terms thereof.

“Insured Amount” means, (i) with respect to any Distribution Date and the Insured Obligations, the Deficiency Amount for such Distribution Date and (ii) with respect to any other date, any Preference Amounts.

“Insured Obligations” means the Lehman XS Trust 2007-16N, Mortgage Pass-Through Certificates, Series 2007-16N, Class 1-A2 Certificates in the aggregate principal balance of $149,527,000 issued under the Trust Agreement.

“Issuing Entity” means Lehman XS Trust, Series 2007-16N.

“Maximum Insured Amount” shall mean with respect to the Insured Obligations, $149,527,000 in respect of principal, plus interest thereon calculated at the applicable Certificate Interest Rate therefor.

“Nonpayment” means, with respect to any Distribution Date, an Insured Amount is Due for Payment but the funds, if any, remitted to the Trustee pursuant to the Trust Agreement are insufficient for payment in full of such Insured Amount.

“Notice of Claim” means a notice of nonpayment and demand for payment of an Insured Amount allocable to the Insured Obligations in the form of Exhibit A hereto.

“Operative Documents” means the Insurance Agreement, the Insured Obligations, the Servicing Agreements and the Trust Agreement.

“Order” means a final nonappealable order of a court or other body exercising jurisdiction in an Insolvency Proceeding by or against the Issuing Entity, to the effect that the Beneficiary or a Holder of the Insured Obligations is required to return or repay all or any portion of a Preference Amount.

“Person” means any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

“Preference Amount” means, with respect to the Insured Obligations, any payment of principal or interest previously distributed by or on behalf of the Issuing Entity to the Beneficiary or a Holder of the Insured Obligations, which would have been covered under the Certificate Policy as a Deficiency Amount if there had been a shortfall in funds available to make such payment on the required Distribution Date for such payment, which has been deemed a preferential transfer and has been recovered from the Beneficiary or such Holder pursuant to the United States Bankruptcy Code in accordance with an Order.

Policy No.: D-2007-175

“Receipt” and “Received” means actual delivery to the Certificate Insurer prior to 12:00 noon, New York City time, on a Business Day; provided, however, that delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, on a Business Day, shall be deemed to be “Received” on the next succeeding Business Day. For purposes of this definition, “actual delivery” to the Certificate Insurer means (i) the delivery of the original Notice of Claim, notice or other applicable documentation to the Certificate Insurer at its address set forth in the Certificate Policy, or (ii) facsimile transmission of the original Notice of Claim, notice or other applicable documentation to the Certificate Insurer at its facsimile number set forth in the Certificate Policy. If presentation is made by facsimile transmission, the Beneficiary, (i) promptly shall confirm transmission by telephone to the Certificate Insurer at its telephone number set forth in Section 7, and (ii) as soon as is reasonably practicable, shall deliver the original Notice of Claim, notice or other applicable documentation to the Certificate Insurer at its address set forth in Section 7. If any Notice of Claim, notice or other documentation actually delivered (or attempted to be delivered) under the Certificate Policy by the Beneficiary, is not in proper form or is not properly completed, executed or delivered, or otherwise is insufficient for the purpose of making a claim under the Certificate Policy, “Receipt” by the Certificate Insurer shall be deemed not to have occurred, and the Certificate Insurer promptly shall so advise the Beneficiary. In such case, the Beneficiary, may submit an amended Notice of Claim, notice or other documentation, as the case may be, to the Certificate Insurer.

“Seller” means Lehman Brothers Holdings Inc., and its successors and assigns.

“Servicer” means either of Aurora Loan Services LLC or Countrywide Home Loans Servicing LP, and each of their respective successors and assigns.

“Servicing Agreement” means either of the respective servicing agreements between the Seller and each Servicer.

“Term of the Certificate Policy” means the period from and including the Closing Date to and including the date that is one year and one day following the earlier to occur of (i) the date on which all amounts required to be paid on the Insured Obligations have been paid in full and (ii) the Final Distribution Date; provided, however, that in the event that any amount with respect to any Deficiency Amount paid to the Beneficiary pursuant to the Trust Agreement during the Term of the Certificate Policy becomes a Preference Amount, the Certificate Insurer’s obligations with respect thereto shall remain in effect or shall be reinstated, as applicable, until payment in full by the Certificate Insurer pursuant to the terms hereof.

“Trust Agreement” means the Trust Agreement, dated as of August 1, 2007, among the Depositor, the Master Servicer and the Trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Certificate Insurer.

“Trustee” means U.S. Bank National Association, not in its individual capacity but solely as Trustee under the Trust Agreement and any successor thereto under the Trust Agreement.

Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Trust Agreement as of the date of execution of the Certificate Policy, without giving effect to any subsequent amendment to or modification of the Trust Agreement unless such amendment or modification has been approved in writing by the Certificate Insurer.

SECTION 2. Claims

The Beneficiary may make a claim under the Certificate Policy for the amount of any Deficiency Amount by executing and delivering, or causing to be executed and delivered, to the Certificate Insurer a Notice of Claim, with appropriate insertions. Such Notice of Claim, when so completed and delivered, shall constitute proof of a claim under the Certificate Policy when Received by the Certificate Insurer.

In the event that any amount shall be received by the Beneficiary in respect of a Deficiency Amount forming the basis of a claim specified in a Notice of Claim submitted under the Certificate Policy, which amount had not been received when the Notice of Claim was prepared but which is received by the Beneficiary prior to the receipt of payment from the Certificate Insurer as contemplated by the Certificate Policy (any such amount, a “Recovery”), the Beneficiary immediately shall so notify the Certificate Insurer (which notice shall include the amount of any such Recovery). The fact that a Recovery has been received by the Beneficiary shall be deemed to be incorporated in the applicable Notice of Claim as of the date such Notice of Claim originally was prepared, without necessity of any action on the part of any person, and the Certificate Insurer shall pay the amount of the claim specified in the Notice of Claim as herein provided, net of the Recovery.

Policy No.: D-2007-175

The Certificate Insurer will pay each Insured Amount that constitutes a Deficiency Amount to the Beneficiary no later than 12:00 P.M. (noon), New York City time, on the later of (i) the Distribution Date on which such Deficiency Amount becomes Due for Payment or (ii) the third Business Day following Receipt by the Certificate Insurer of a Notice of Claim as specified in the second preceding paragraph.

The Certificate Insurer will pay each Insured Amount that constitutes a Preference Amount on the later of (i) the date on which such Preference Amount is due to be paid pursuant to an applicable Order or (ii) the fourth Business Day following Receipt by the Certificate Insurer from the Beneficiary of (a) a certified copy of such Order, (b) an opinion of counsel satisfactory to the Certificate Insurer that such Order is final and not subject to appeal, (c) an assignment, in form and substance satisfactory to the Certificate Insurer, duly executed and delivered by the Beneficiary, irrevocably assigning to the Certificate Insurer all rights and claims of the Beneficiary against the estate of the Issuing Entity or otherwise, which rights and claims relate to or arise under or with respect to the subject Preference Amount, and (d) a Notice of Claim appropriately completed and executed by the Beneficiary. Such payment shall be disbursed to the court, receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Beneficiary directly, unless the Beneficiary has previously paid the Preference Amount over to such court, receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy, in which case the Certificate Insurer will pay the Beneficiary subject to the delivery of (1) the items referred to in clauses (a), (b), (c) and (d) above to the Certificate Insurer, and (2) evidence satisfactory to the Certificate Insurer that payment has been made to such court, receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the related Order. The Certificate Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the Insured Obligations prior to the time the Certificate Insurer would have been required to make a payment in respect of principal pursuant to the Certificate Policy.

Notwithstanding the foregoing paragraph, in no event shall the Certificate Insurer be obligated to make any payment in respect of a Preference Amount prior to the date the Insured Amount related to such Preference Amount is Due for Payment. In the event that the payment of any amount in respect of any Insured Amount is accelerated or must otherwise be paid by the Issuing Entity in advance of the scheduled Distribution Date therefor, nothing in the Certificate Policy shall be deemed to require the Certificate Insurer to make any payment under the Certificate Policy in respect of any such Insured Amount prior to the date such Insured Amount otherwise would have been Due for Payment without giving effect to such acceleration, unless the Certificate Insurer in its sole discretion elects to make any prior payment, in whole or in part, with respect to any such Insured Amount.

No claim may be made hereunder except by the Beneficiary.

In the event that the Certificate Insurer were to become insolvent, any claims arising under the Certificate Policy would be excluded from coverage by the California Insurance Guaranty Association, established pursuant to the laws of the State of California.

The Certificate Policy does not cover payment of Basis Risk Shortfalls or any shortfalls resulting from Negative Amortization other than with respect to item (3) in the definition of Deficiency Amount, nor does it cover Prepayment Interest Shortfalls, shortfalls resulting from application of the Relief Act, or any shortfall attributable to any taxes, withholding or other charges imposed by any governmental authority (including interest and penalties in respect of such liabilities) nor does the Certificate Policy guarantee to the Holders of the Insured Obligations any particular rate of principal payment.

SECTION 3. Payments

Payments due under the Certificate Policy in respect of Insured Amounts shall be disbursed to the Beneficiary (or in the case of a Preference Amount, to the court, receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the Order as set forth in Section 2 above or, if the Beneficiary has previously paid the Preference Amount over to such parties, to the Beneficiary) by wire transfer of immediately available funds to an account of the Beneficiary specified in the applicable Notice of Claim.

The Certificate Insurer’s obligations under the Certificate Policy in respect of Insured Amounts allocable to the Insured Obligations shall be discharged to the extent that funds are transferred to the Beneficiary (or in the case of a Preference Amount, to the court, receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the Order as set forth in Section 2 above, or if the Beneficiate has previously paid the Preference Amount over to such parties, to the Beneficiary) as provided in the Notice of Claim, whether or not such funds are properly applied by the Beneficiary or such other party.

In the event the Certificate Insurer is required under law to deduct or withhold any tax or similar charge from or in respect of any amount payable under or in respect of the Certificate Policy, the Certificate Insurer will make all such deductions and withholdings and pay the full amount deducted or withheld to the relevant taxation authority in accordance with law, but the Certificate Insurer will not “gross-up” or otherwise pay additional amounts in respect of such taxes, and the Certificate Insurer’s payments to the Beneficiary or the court, receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the Order relating to a Preference Amount, as the case may be, will be amounts that are net of such deductions or withholdings.

Policy No.: D-2007-175

The aggregate Deficiency Amount which may be paid under the Certificate Policy shall not exceed the Maximum Insured Amount.

SECTION 4. Fiscal Agent

At any time during the Term of the Certificate Policy, the Certificate Insurer may appoint a fiscal agent (the “Fiscal Agent”) for purposes of the Certificate Policy by written notice to the Beneficiary, specifying the name and notice address of such Fiscal Agent. From and after the date of receipt of such notice by the Beneficiary, copies of all notices and documents required to be delivered to the Certificate Insurer pursuant to the Certificate Policy shall be simultaneously delivered to the Fiscal Agent and to the Certificate Insurer. All payments required to be made by the Certificate Insurer under the Certificate Policy may be made directly by the Certificate Insurer or by the Fiscal Agent on behalf of the Certificate Insurer. The Fiscal Agent is the agent of the Certificate Insurer only, and the Fiscal Agent shall in no event be liable to the Beneficiary for any acts of the Fiscal Agent or any failure of the Certificate Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the Certificate Policy.

SECTION 5. Subrogation

Upon and to the extent of, and with respect to, any payment by the Certificate Insurer under the Certificate Policy, the Certificate Insurer shall be considered the Holder of the portion of Insured Obligations with respect to which the Certificate Insurer made payments under the Certificate Policy, and any appurtenant coupon thereto and right to payment of principal thereof or interest thereon, as applicable, and shall be fully subrogated to the Beneficiary’s and each Holder’s right, title and interest thereunder, including the right to receive payments in respect of that portion of the Insured Obligations, subject to, in the case of a payment made by the Issuing Entity, to the priority of payments in the Trust Agreement. Any payment made by or on behalf of the Issuing Entity to, and any amounts received under the Operative Documents for the benefit of, the Holders of the Insured Obligations in respect of any Insured Amount forming the basis of a claim hereunder (which claim shall have been paid by the Certificate Insurer) shall be received and held in trust for the benefit of the Certificate Insurer and shall be paid over to the Certificate Insurer in accordance with the Trust Agreement and the Insurance Agreement. The Beneficiary and each Holder shall cooperate in all reasonable respects, at the expense of the Certificate Insurer, with any request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer’s rights and remedies in respect of the Issuing Entity under the Insured Obligations, any related security arrangements or otherwise, including, without limitation, any request to (i) institute or participate in any suit, action or other proceeding, (ii) enforce any judgment obtained and collect from the Issuing Entity or the Beneficiary any amounts adjudged due or (iii) transfer to the Certificate Insurer, via absolute legal assignment, the Beneficiary’s or such Holder’s rights in respect of any Insured Amount which may form the basis of a claim hereunder.

SECTION 6. Assignment and Amendment

The Certificate Policy may not be assigned by the Beneficiary without the prior written consent of the Certificate Insurer. Except with the prior written consent of the Beneficiary and the Certificate Insurer, the terms of the Certificate Policy may not be modified or altered by any other agreement.

SECTION 7. Notices

All notices, presentations, transmissions, deliveries and communications made by the Beneficiary to the Certificate Insurer with respect to the Certificate Policy shall specifically refer to the number of the Certificate Policy, shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

if to the Certificate Insurer:

Assured Guaranty Corp.
1325 Avenue of the Americas
New York, New York 10019
Attention: Risk Management Department
Re: Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-16N, Class 1-A2 Certificates,
Policy No. D-2007-175
Telephone: (212) 974-0100
Telecopier: (212) 581-3268

With a copy to the General Counsel at the above address and telecopier number.

In each case in which a demand, notice or other communication to Assured Guaranty refers to an Event of Default, a claim on the Certificate Policy or any event with respect to which failure on the part of Assured Guaranty to respond shall be deemed to constitute consent or acceptance, then such demand, notice or other communication shall be marked to indicate “URGENT MATERIAL ENCLOSED’.

Policy No.: D-2007-175

if to the Beneficiary:

U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: LXS 2007-16N

The Certificate Insurer or the Beneficiary may designate an additional or different address, or telephone or telecopier number, by prior written notice. Each notice, presentation, delivery and communication to the Certificate Insurer shall be effective only upon Receipt by the Certificate Insurer.

SECTION 8. Premiums

The Beneficiary shall pay or cause to be paid to the Certificate Insurer in accordance with the Trust Agreement the premium payable to the Certificate Insurer in respect of the Certificate Policy as set forth in the premium letter, dated the date hereof, relating to the Certificate Policy.

SECTION 9.  Termination

The Certificate Policy and the obligations of the Certificate Insurer hereunder shall terminate upon the expiration of the Term of the Certificate Policy.

SECTION 10.  No Waiver

No waiver of any rights or powers of the Certificate Insurer or the Beneficiary, or any consent by either of them, shall be valid unless in writing and signed by an authorized officer or agent of the Certificate Insurer or Beneficiary, as applicable. The waiver of any right by the Certificate Insurer or the Beneficiary, or the failure promptly to exercise any such right, shall not be construed as a waiver of any other right to exercise the same at any time thereafter.

SECTION 11.  Governing Law

The Certificate Policy shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, Assured Guaranty has caused this Endorsement to the Certificate Policy to be signed by its duly authorized officer and to become effective and binding upon Assured Guaranty by virtue of such signature.

ASSURED GUARANTY CORP.

By: _________________________________
Name:   Theodore Bouloukos
Title:     +Director

Signature attested to by:

_________________________________
Counsel

Policy No.: D-2007-175

EXHIBIT A

NOTICE OF NONPAYMENT AND DEMAND FOR PAYMENT OF INSURED AMOUNTS

[Insert Date]

Assured Guaranty Corp.
1325 Avenue of the Americas
New York, New York 10019
Attention: General Counsel

Reference is made to Financial Guaranty Insurance Policy No. D-2007-175 (the “Certificate Policy”) issued by Assured Guaranty Corp. (the “Certificate Insurer”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Certificate Policy and the Trust Agreement, dated as of August 1, 2007, by and among the Depositor, the Master Servicer and U.S. Bank National Association, as Trustee (without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Certificate Insurer, the “Trust Agreement”), as the case may be, unless the context otherwise requires.

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Certificate Insurer that:

(i) [Reserved]

(ii) The relevant Distribution Date is [insert applicable Distribution Date].

(iii) The amount due under clause (1) of the definition of Deficiency Amount in the Certificate Policy for such Distribution Date is $__________.

(iv) The amount due under clause (2) of the definition of Deficiency Amount in the Certificate Policy for such Distribution Date is $__________.

(v) The amount due under clause (3) of the definition of Deficiency Amount in the Certificate Policy for such Distribution Date is $__________.

(vi) The sum of the amounts listed in paragraphs (iii), (iv) and (v) above is $__________ (the “Deficiency Amount”).

(vii) The Preference Amount is $_______________ (the “Preference Amount”).

(viii) The sum of the amounts listed in paragraphs (vi) and (vii) above is $__________ (the “Insured Amount”).

(ix) [Reserved]

(x) The Trustee agrees that, following payment by the Certificate Insurer made with respect to the Insured Amount, which is the subject of this Notice of Claim, it (a) will cause such amounts to be applied directly to the payment of the applicable Insured Amount; (b) will not apply such funds for any other purpose; and (c) will cause an accurate record of such payment to be maintained with respect to the appropriate Insured Amount(s), the corresponding claim on the Certificate Policy, and the proceeds of such claim.

(xi) The Beneficiary, on behalf of the Holders, hereby assigns to the Certificate Insurer all rights of the Beneficiary and the Holders with respect to the Insured Obligations solely to the extent of, and with respect to, any payments under the Certificate Policy, subject in the case of a right to payment, to the priority of payment in the Trust Agreement, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and/or sale of the Insured Obligations; provided, that payments to the Certificate Insurer in respect of the foregoing assignment shall in all cases be subject to and subordinate to the rights of the Holders to receive all payments in respect of the Insured Obligations. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to the Certificate Insurer in respect of such payments. The Beneficiary shall take such action and deliver such instruments as may be reasonably requested or required by the Certificate Insurer to effectuate the purpose or provisions of this clause (xi).

(xii) The Beneficiary, on its behalf and on behalf of the Holders, hereby appoints the Certificate Insurer as agent and attorney-in-fact for the Beneficiary and each such Holder in any legal proceeding with respect to the Insured Obligations. The Beneficiary hereby agrees that, so long as the Certificate Insurer shall not be in default in its payment obligations under the Certificate Policy, the Certificate Insurer may at any time during the continuation of any Insolvency Proceeding (as defined in the Certificate Policy) with respect to the Issuer direct all matters relating to such Insolvency Proceeding, including, without limitation, (a) all matters relating to any Preference Amount, (b) the direction of any appeal of any order relating to any Preference Amount at the expense of the Certificate Insurer but subject to reimbursement as provided in the Operative Documents and (c) the posting of any surety, supersedeas or performance bond pending any appeal. In addition, the Beneficiary hereby agrees that, solely to the extent of and with respect to any payments under the Certificate Policy, the Certificate Insurer shall be fully subrogated to, and the Beneficiary on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Beneficiary and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

Policy No.: D-2007-175

(xiii) Payment should be made by wire transfer to the following account:

U.S. Bank National Association
[                                            ]

Upon payment of the applicable Insured Amount(s), the Certificate Insurer shall be subrogated to the rights of the Beneficiary with respect to such payment, to the extent set forth in Section 5 of the endorsement to the Certificate Policy.

This Notice of Claim may be revoked at any time by written notice of such revocation by the Beneficiary to the Certificate Insurer.

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Notice of Claim as of the __ day of _________ of 20__.

U.S. Bank National Association,
as Trustee under the Trust Agreement

By: ______________________________
Name:
Title:

Policy No.: D-2007-175